EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet


CWALT 2005-62 - Stack Price/Yield

Settle                10/31/2005
First Payment         11/25/2005

                                  5            10            15            20            25            30            40
                  1A2
Price                           100           100           100           100           100           100           100
                  WAL         12.63          8.01          5.63          4.22          3.28          2.63          1.79
             Mod Durn         8.289         5.782         4.342         3.415         2.755         2.268         1.609
     Principal Window Nov05 - Oct35 Nov05 - Oct35 Nov05 - Oct35 Nov05 - Oct35 Nov05 - Oct35 Nov05 - Oct35 Nov05 - Oct35
        Maturity #mos           360           360           360           360           360           360           360
            LIBOR_1MO        4.0031        4.0031        4.0031        4.0031        4.0031        4.0031        4.0031
              MTA_1YR         3.163         3.163         3.163         3.163         3.163         3.163         3.163
               Prepay         5 CPR        10 CPR        15 CPR        20 CPR        25 CPR        30 CPR        40 CPR
              Default         0 SDA         0 SDA         0 SDA         0 SDA         0 SDA         0 SDA         0 SDA
        Loss Severity            0%            0%            0%            0%            0%            0%            0%
    Servicer Advances          100%          100%          100%          100%          100%          100%          100%
      Liquidation Lag             0             0             0             0             0             0             0
  Optional Redemption       Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)


CWALT 2005-62 - Stack Price/Yield

Settle                10/31/2005
First Payment         11/25/2005

                                 48             50
                  1A2
Price                           100            100
                  WAL          1.51           1.29
             Mod Durn         1.374          1.185
     Principal Window Nov05 - Oct35  Nov05 - Sep35
        Maturity #mos           360            359
            LIBOR_1MO        4.0031         4.0031
              MTA_1YR         3.163          3.163
               Prepay        45 CPR         50 CPR
              Default         0 SDA          0 SDA
        Loss Severity            0%             0%
    Servicer Advances          100%           100%
      Liquidation Lag             0              0
  Optional Redemption       Call (N)       Call (N)




CWALT 2005-62 - Stack Price/Yield

Settle 10/31/2005
First Payment 11/25/2005

                                  5            10            15            20            25            30
                 2A11
Price                            99            97            93            88            81            78
                  WAL          7.60          5.23          3.01          1.97          1.39          1.19
             Mod Durn         5.906         4.237         2.493         1.582         1.022         0.832
     Principal Window Nov05 - May24 Nov05 - Apr19 Nov05 - Dec13 Nov05 - May11 Nov05 - Oct09 Nov05 - Mar09
        Maturity #mos           223           162            98            67            48            41
            LIBOR_1MO        4.0031        4.0031        4.0031        4.0031        4.0031        4.0031
              MTA_1YR         3.163         3.163         3.163         3.163         3.163         3.163
               Prepay        10 CPR        15 CPR        25 CPR        35 CPR        45 CPR        50 CPR
              Default         0 SDA         0 SDA         0 SDA         0 SDA         0 SDA         0 SDA
        Loss Severity            0%            0%            0%            0%            0%            0%
    Servicer Advances          100%          100%          100%          100%          100%          100%
      Liquidation Lag             0             0             0             0             0             0
  Optional Redemption       Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)


-------------------------------------------------------------------------------
Alternative Loan Trust 2005-62                                      TERM SHEET
Mortgage Pass-Through Certificates, Series 2005-62
-------------------------------------------------------------------------------


    The following is a Preliminary Term Sheet. All terms and statements are subject to change.

-------------------------------------------------------------------------------
                             PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------

                          Countrywide Home Loans, Inc.
                                    (Seller)


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                $[1,560,440,000]
                                 (Approximate)

-------------------------------------------------------------------------------

                         Alternative Loan Trust 2005-62

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                  CWALT, Inc.
                                  (Depositor)

                      Countrywide Home Loans Servicing LP
                               (Master Servicer)

-------------------------------------------------------------------------------

                         Deutsche Bank [LOGO OMITTED]

                               Lead Underwriter

                                 October 2005

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                              1

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-62                               [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-62
-------------------------------------------------------------------------------


The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). The information regarding the assets contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein regarding the assets is preliminary as of the date hereof, supersedes any previous information regarding the assets delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.


An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.





















This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                              2

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-62                               [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-62
-------------------------------------------------------------------------------


                   PRELIMINARY TERM SHEET DATED: October 2005
                                  CWALT, INC.
                         Alternative Loan Trust 2005-62
                         $[1,560,440,000] (Approximate)
                       Subject to a variance of up to 10%
                 All Terms and Conditions are subject to change


----------------------------------------------------------------------------------------------------------------------------
                                                    Structure Overview(1)
----------------------------------------------------------------------------------------------------------------------------
                                                 To 10% Optional Termination
----------------------------------------------------------------------------------------------------------------------------

  Class     Approximate           Type         Legal Final      WAL       Pmt     Interest    Pass-Through      Expected
              Size ($)                           Maturity      (yrs)     Delay     Accrual        Rate        Ratings [M/S]
                                                                        (days)     Basis
  1-A-1    [262,595,000]     LIBOR Floater      Dec. 2035      3.02       0       ACT/360     Floating(2)      [Aaa/AAA]
  1-A-2    [175,064,000]      MTA Floater       Dec. 2035      3.02       24      30/360      Floating(3)      [Aaa/AAA]
  1-X-1    Notional(4)      Senior WAC IO /     Dec. 2035      3.02       24      30/360      Floating(4)      [Aaa/AAA]
                              P Component
  1-X-2    Notional(5)      Senior WAC IO /     Dec. 2035      3.02       24      30/360       Fixed(5)        [Aaa/AAA]
                              P Component
  1-X-3    Notional(6)      Senior WAC IO /     Dec. 2035      3.02       24      30/360      Variable(6)      [Aaa/AAA]
                              P Component
  2-A-1    [452,243,000]      MTA Floater       Dec. 2035      3.01       24      30/360      Floating(7)      [Aaa/AAA]
  2-A-2    [142,000,000]      MTA Floater       Dec. 2035      3.01       24      30/360     Floating(7)       [Aaa/AAA]
  2-A-3    [196,162,000]      MTA Floater       Dec. 2035      3.01       24      30/360      Floating(7)      [Aaa/AAA]
  2-A-4    [200,000,000]      MTA Floater       Dec. 2035      3.01       24      30/360      Floating(7)      [Aaa/AAA]
  2-X-1    Notional (8)     Senior WAC IO /     Dec. 2035      3.01       24      30/360       Fixed(8)        [Aaa/AAA]
                              P Component
  2-X-2    Notional(9)      Senior WAC IO /     Dec. 2035      3.01       24      30/360      Variable(9)      [Aaa/AAA]
                              P Component
   M-X     Notional (10)    Subordinate WAC     Dec. 2035      5.60       24      30/360     Variable(10)      [NR/AAA]
                                IO / P
                               Component
   M-1      [27,277,000]      Subordinate       Dec. 2035      5.60       0       ACT/360    Floating(11)      [Aa1/AA+]
   M-2      [24,871,000]      Subordinate       Dec. 2035      5.60       0       ACT/360    Floating(11)      [Aa2/AA]
   M-3      [16,046,000]      Subordinate       Dec. 2035      5.60       0       ACT/360    Floating(11)      [Aa3/AA-]
   M-4      [13,639,000]      Subordinate       Dec. 2035      5.60       0       ACT/360    Floating(11)       [A1/A+]
   M-5      [12,034,000]      Subordinate       Dec. 2035      5.60       0       ACT/360    Floating(11)       [A2/A]
   M-6      [12,034,000]      Subordinate       Dec. 2035      5.60       0       ACT/360    Floating(11)       [A3/A-]
   M-7      [9,627,000]       Subordinate       Dec. 2035      5.60       0       ACT/360    Floating(11)     [Baa1/BBB+]
   B-1      [8,825,000]       Subordinate       Dec. 2035      5.60       0       ACT/360    Floating(11)     [Baa2/BBB]
   B-2      [8,083,000]       Subordinate       Dec. 2035      5.60       0       ACT/360    Floating(11)     [Baa3/BBB-]
   B-3      Not offered       Subordinate       Dec. 2035                         Not offered hereby
   B-4      Not offered       Subordinate       Dec. 2035                         Not offered hereby
   B-5      Not offered       Subordinate       Dec. 2035                         Not offered hereby
----------------------------------------------------------------------------------------------------------------------------
  Total   $[1,560,440,000]
----------------------------------------------------------------------------------------------------------------------------


(1) The Structure is preliminary and subject to change.
(2) The Pass-Through Rates for the Class 1-A-1 Certificates (the "Group 1 LIBOR Certificates") will be a floating rate based on One- Month LIBOR plus [0.30%] subject to the Group 1 Net WAC Rate (equal to the weighted average net rate of the Group 1 Mortgage Loans). The Class 1-A-1Certificates will also be entitled to receive certain cap payments as described under the Cap Contracts section below. If the Optional Call is not exercised on the first possible date, the specified margin on the Class 1-A-1 Certificates will increase to [2] times the original specified margin.
(3) The pass-through rates on the Class 1-A-2 Certificates will be a floating rate equal to the lesser of (i) 1-year MTA plus a specified margin and (ii) the Group 1 Net WAC Rate less [0.749]%.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                              3

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-62                               [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-62
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         Structure Overview (continued)
-------------------------------------------------------------------------------

(4) The Class 1-X-1 Certificates will be comprised of an interest-only component (the "Class 1-X IO Component") that will bear interest on a notional balance which will be equal to the aggregate certificate balance of the 1-A-1 Certificates and a principal and interest component (the "Class 1-X1 P Component") with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class 1-X-1 Certificates. The Pass-Through Rate for the Class 1-X-1 Certificates will be a per annum rate equal to the excess, if any, of (a) the Group 1 Net WAC Rate for the related Distribution Date over (b) the product of (i) the Class 1-A-1 Pass-Through Rate (ii) the actual number of days which have elapsed in the related Interest Accrual Period, divided by 30. The initial Pass-Through Rate for the Class 1-X-1 Certificates will be equal to [1.483]%. Investors in the Class 1-X Certificates should note that amounts payable to the Class 1-X-1 IO Component in respect of interest shall be reduced on any given Distribution Date by the amount of any Group 1 Net WAC Rate Carryover Amounts allocable to the Class 1-A-1 Certificates which remain outstanding on such Distribution Date after application of amounts received under the Cap Contracts as described herein.
(5) The Class 1-X-2 Certificates will be comprised of two components: an interest-only component that will bear interest on a notional balance which will be equal to the aggregate certificate balance of the 1-A-2 Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class 1-X-2 Certificates. The Pass-Through Rate for the Class 1-X-2 Certificates will be a per annum rate equal to the product of (i) the Class 1-A- 2 Certificate Principal Balance and, (ii) a fixed rate of [0.749]%..
(6) The Class 1-X-3 Certificates will be comprised of two components: an interest-only component that will bear interest on a notional balance which will be equal to the aggregate certificate balance of the 1-A-2 Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class 1-X-3 Certificates. The Pass-Through Rate for the Class 1-X-3 Certificates will be a per annum rate equal to the excess, if any, of (a) the Group 1 Net WAC Rate for the related Distribution Date over (b) the sum of the Class 1-A-2 Pass-Through Rate and (y) the Class 1-X-2 Pass-Through Rate. The initial Pass-Through Rate for the Class 1-X-3 Certificates will be equal to [0.000] %.
(7) The pass-through rates on the Class 2-A-1 Certificates, the Class 2-A-2 Certificates, Class 2-A-3 Certificates and Class 2-A-4 Certificates will be a floating rate equal to the lesser of (i) in each case, 1-year MTA plus a specified margin and (ii) in the case of the Class 2-A-1 Certificates, the Group 2 Net WAC Rate less [1.706]%, in the case of the Class 2-A-2 Certificates, the Group 2 Net WAC Rate less [1.644]% in the case of the Class 2-A-3 Certificates, the Group 2 Net WAC Rate less [0.989]%, and, in the case of the Class 2- A-4 Certificates, the Group 2 Net WAC less [1.504]%..
(8) The Class 2-X-1 Certificates will be comprised of two components: an interest-only component that will bear interest on a notional balance which will be equal to the aggregate certificate balance of the Senior Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class 2-X-1 Certificates. The Pass-Through Rate for the Class 2-X-1 Certificates will be a per annum rate equal to the sum of (a) the product of
(i) the Class 2-A-1 Certificate Principal Balance divided by the Group 2 Senior Certificate Principal Balance and, (ii) a fixed rate of [1.706]% ,(b) the product of (i) the Class 2-A-2 Certificate Principal Balance divided by the Group 2 Senior Certificate Principal Balance and (ii) a fixed rate of [1.686]%,
(c) the product of (i) the Class 2-A-3 Certificate Principal Balance divided by the Group 2 Senior Certificate Principal Balance and (ii) a fixed rate of [1.031]%, and (d) the product of (i) the Class 2-A-4 Certificate Principal Balance divided by the Group 2 Senior Certificate Principal Balance and (11) a fixed rate of [1.546]%..
(9) The Class 2-X-2 Certificates will be comprised of two components: an interest-only component that will bear interest on a notional balance which will be equal to the aggregate certificate balance of the Group 2 Senior Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class 2-X-2 Certificates. The Pass-Through Rate for the Class 2-X-2 Certificates will be a per annum rate equal to the excess, if any, of (a) the Net WAC Rate for the related Distribution Date over (b) the sum of (x) the weighted average of the Class 2-A-1 Pass-Through Rate, the Class 2-A-2 Pass-Through Rate, the Class 2-A-3 Pass-Through rate, and the Class 2-A-4 Pass-Through Rate and (y) the Class 1-X-1 Pass-Through Rate. The initial Pass-Through Rate for the Class 2-X-2 Certificates will be equal to [0.000] %.
(10) The Class M-X Certificates will be comprised of two components: an interest-only component (the "Class M-X IO Component") that will bear interest on a notional balance which will be equal to the certificate balance of the Subordinate Certificates and a principal and interest component (the "Class M-X P Component") with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class M-X Certificates. The Pass-Through Rate for the Class M-X Certificates will be a per annum rate equal to the excess, if any, of (a) the Net WAC Rate for the related Distribution Date over (b) the product of (i) the weighted average of the Pass-Through Rates of the Subordinate Certificates and (ii) the actual number of days which have elapsed in the related Interest Accrual Period, divided by 30. The initial Pass-Through Rate for the Class M-X Certificates will be equal to [0.670] %. Investors in the Class M-X Certificates should note that amounts payable to the M-X IO Component in respect of interest shall be reduced on any given Distribution Date by the amount of any Net WAC Rate Carryover Amounts allocable to the Subordinate LIBOR Certificates which remain outstanding on such Distribution Date.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                              4

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-62                               [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-62
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         Structure Overview (continued)
-------------------------------------------------------------------------------

(11) The Pass-Through Rates for the Class M and Class B Certificates (the "Subordinate LIBOR Certificates") will be a floating rate based on One-Month LIBOR plus a specified margin subject to Net WAC Rate (equal to the net mortgage rate of the Mortgage Loans). If the Optional Call is not exercised on the first possible date, the specified margin on the Class M and Class B Certificates will increase [1.5] times the original specified margin.













This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                              5

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Alternative Loan Trust 2005-62                               [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-62
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                              Transaction Overview
-------------------------------------------------------------------------------
Offered Certificates:        o  The Class 1-A-1, and Class 1-A-2 (the "Class
                                1-A Certificates") and, together with the Class
                                1-X- 1, Class 1-X-2 and Class 1-X-3
                                Certificates (the "Group 1 Senior
                                Certificates"), and the Class 2-A- 1, Class
                                2-A-2, Class 2-A-3 and Class 2-A-4 (the "Class
                                2-A Certificates") and, together with the Class
                                2-X-1 and Class 2-X-2 Certificates (the "Group
                                2 Senior Certificates") and, together with the Class 1-A Certificates (The "Class A
                                Certificates") and the Class M-1, Class M-2,
                                Class M-3, Class M-4, Class M-5, Class M-6,
                                Class M-7, Class M-X Certificates, Class B-1, and Class B-2 Certificates (together with the
                                Class B-3, Class B-4 and Class B-5 Certificates which are not offered hereby, the "Subordinate
                                Certificates").

Non-Offered                  o  The Class B-3, Class B-4 and Class B-5
Certificates:                   Certificates.

Pricing Speed:               o  25% CPR

Depositor:                   o  CWALT, Inc.

Master Servicer:             o  Countrywide Home Loans Servicing, LP

Seller:                      o  Countrywide Home Loans, Inc.

Trustee:                     o  The Bank of New York

Cut-off Date:                o  October 1, 2005

Closing Date:                o  On or around October  31, 2005

Investor Settlement          o  On or around October  31, 2005
Date:

Legal Structure:             o  REMIC

Optional Call:               o  10% Cleanup Call

Distribution Dates:          o  25th of each month, or next business day,
                                commencing November 25, 2005

Registration:                o  The Offered Certificates will be made available
                                in book-entry form through DTC.

Federal Tax                  o  It is anticipated that a portion of the Class A
Treatment:                      Certificates and Subordinate Certificates will
                                be treated as REMIC regular interests for federal tax income purposes.

ERISA Eligibility:           o  The Offered Certificates are expected to be
                                ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered
                                Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

Collateral:                  o  All of the mortgage loans (the "Mortgage
                                Loans") are 30 year adjustable rate loans secured by first liens on one-to four-family residential properties. The mortgage rates for the Loans are generally fixed for an initial period from one to six months after origination. All of the mortgage loans are negative amortization loans with rates that adjust monthly and scheduled payments that adjust annually. At the end of the initial fixed-rate period, if any, each mortgage rate will adjust based on the Mortgage Index plus the related margin. The "Mortgage Index" for the mortgage rates for the Mortgage Loans is the twelve-month average monthly yield on U.S.
                                Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal Reserve Board in the Federal Reserve
                                Statistical Release "Selected Interest Rates
                                (H.15)" ("One-year MTA").

                             o  As of the Cut-off Date, the aggregate
                                principal balance of the Group 1 Mortgage
                                Loans is expected to be $[500,000,000],
                                subject to a 10% variance. All of the Group 1 Mortgage Loans have a prepayment penalty period of 1 year.

                             o  As of the Cut-off Date, the aggregate
                                principal balance of the Group 2 Mortgage
                                Loans is expected to be $[1,117,233,442],
                                subject to a 10% variance. All of the Group 2 Mortgage Loans have a prepayment penalty period of 1 years.
-------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                              6

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Alternative Loan Trust 2005-62                               [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-62
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                          Transaction Overview (Cont.)
-------------------------------------------------------------------------------
Credit Enhancement:          o  Credit Enhancement for the Certificates will be
                                provided by a senior/subordinate shifting interest structure. The Class M and Class B
                                Certificates will be cross-collateralized subordinate certificates issued for all of the Mortgage Loans. Subordination is expected to be [11.00]% +/- 1.00% with respect to the Senior
                                Certificates.
                             o  Additionally, the Class 2-A-4 Certificates will
                                have the benefit of a financial guaranty insurance policy pursuant to which the insurance provider will unconditionally and irrevocably guarantee certain payments on the Class 2-A-4 Certificates on each distribution date. This insurance policy will not provide credit enhancement for any class of certificates other than the Class 2-A-4
                                Certificates.

Advances:                    o  The Master Servicer will make cash advances
                                with respect to delinquent payments of
                                principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating                 o  On each Distribution Date, the Master Servicer
Interest:                       is required to cover certain interest
                                shortfalls as a result of certain prepayments as more fully described in the prospectus supplement.

Cashflow Description:        o  Distributions on the Certificates will be made
                                on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of the available funds, will be made according to the following priority:

                            Group 1 Available Funds

                                Concurrently, to the Class 1-A-1, Class 1-A-2,
                                   Class 1-X-1, Class 1-X-2 and Class 1-X-3
                                   Certificates, interest at a rate equal to their respective Pass-Through Rates on a pro rata basis, provided, however, that any interest distributable to the Class 1-X-1 IO Component will instead be deposited in the Carryover Shortfall Reserve Fund for distribution to the Class 1-A-1 Certificates up to an amount equal to the Group 1 Net WAC Carryover Amounts allocable to the Class 1-A-1 Certificates for such Distribution Date and remaining unpaid after application of any amounts received under the Cap Contract.

                                1. Payments of principal, pro-rata, to the
                                   Class 1-A-1 and Class 1-A-2 Certificates until reduced to zero.
                                2. Payments of principal, pro rata, to the
                                   Class 1-X-1P, 1-X-2P, and 1-X-3P Components
                                   (as defined below) until their component principal balances are reduced to zero.

                            Group 2 Available Funds

                                1. Concurrently, to the Class 2-A-1, Class
                                   2-A-2, Class 2-A-3, Class 2-A-4, Class 2-X-1 and Class 2-X-2 Certificates, interest at a rate equal to their respective Pass-Through Rates on a pro rata basis;
                                2. Payments of principal, pro-rata, to the
                                   Class 2-A-1, Class 2-A-2, Class 2-A-3, and
                                   Class 2-A-4 Certificates until reduced to zero.
                                3. Payments of principal, pro rata, to the
                                   Class 2-X-1P and 2-X-2P Components (as
                                   defined below) until their component
                                   principal balances is reduced to zero.




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                              7

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Alternative Loan Trust 2005-62                               [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-62
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                          Transaction Overview (Cont.)
-------------------------------------------------------------------------------
Cashflow Description        Any Remaining Available Funds from all Loan Groups
(continued):
                                1. Payments of interest to the Class M-X
                                   Certificates and then principal to the Class
                                   M-XP Component (as defined below) until its component principal balance is reduced to zero; provided, however, that any interest distributable to the Class M-X IO Component will instead be deposited in the Carryover Shortfall Reserve Fund for distribution to the Class M and Class B Certificates, on a sequential basis, up to an amount equal to the Net WAC Carryover Amounts allocable to the Class M and Class B Certificates for such Distribution Date and remaining unpaid.
                                2. Sequentially, to the Class M and the Class B
                                   Certificates, interest at a rate equal to their respective Pass-Through Rates and unpaid interest shortfalls (as described herein), on a pro rata basis.
                                3. Payments of principal sequentially, first to
                                   the Class M Certificates and then to the Class B Certificates in order of their numerical class designations, beginning with the Class B-1 Certificates, so that each such class shall receive such class' allocable share of the Subordinated Principal Distribution Amount.

Senior Principal             o  With respect to a Loan Group, the Senior
Distribution Amount:            Principal Distribution Amount is an amount
                                generally equal to the sum of (i) the Senior
                                Percentage of the principal portion of
                                scheduled payments on the related Mortgage
                                Loans in the related Loan Group and (ii) the Senior Prepayment Percentage of prepayments and net liquidation proceeds in respect of Mortgage
                                Loans in the related Loan Group.
                             o  The "Senior Percentage" is the percentage
                                equivalent of a fraction the numerator of which is the aggregate Class Certificate Balance of the Senior Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loans in the related Loan Group.

Subordinated                 o  The Subordinated Principal Distribution Amount
Principal Distribution          is an amount generally equal to the sum of (i)
Amount:                         the Subordinated Percentage of the principal
                                portion of scheduled payments on the Mortgage
                                Loans and (ii) the Subordinated Prepayment
                                Percentage of prepayments and net liquidation proceeds in respect of the Mortgage Loans.
                             o  The "Subordinated Percentage" is equal to the
                                difference between 100% and the Senior
                                Percentage.
                             o  The "Subordinated Prepayment Percentage" is
                                equal to the difference between 100% and the Senior Prepayment Percentage.

Carryover Shortfall          o  On each Distribution Date, the Class 1-A-1 and
Amounts:                        Subordinate Certificates will be entitled to
                                the payment of an amount equal to the sum of
                                (i) the excess, if any, of (a) the amount of
                                interest such class of Certificates would have
                                accrued for such Distribution Date had the
                                applicable Pass-Through Rate not been subject
                                to the related Net WAC Cap, over (b) the amount
                                of interest such class of Certificates actually
                                accrued on such Distribution Date based on the
                                related Net WAC Cap, and (ii) the unpaid
                                portion of any such excess from previous
                                Distribution Dates (and any interest thereon at
                                the Certificate Interest Rate for such Class
                                without giving effect to the related Net WAC
                                Cap) (together, the "Carryover Shortfall
                                Amount"). The Carryover Shortfall Amount will
                                be paid only to the extent of interest
                                otherwise distributable to the Class 1-X-1IO
                                Component with respect to the Class 1-A-1
                                Certificates and Class M-X IO Component with
                                respect to the Subordinate Certificates (after
                                the reduction due to Net Deferred Interest
                                allocable to the Class 1-X Component and Class
                                M- X Certificates, respectively) and, with
                                respect to the Senior LIBOR Certificates, from
                                amounts available from the related Cap
                                Contract, if any, on such Distribution Date or
                                future Distribution Dates.
-------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                              8

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Mortgage Pass-Through Certificates, Series 2005-62
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                          Transaction Overview (Cont.)
-------------------------------------------------------------------------------
Cap Contract:                o  The Class 1-A-1 Certificates will have the
                                benefit of an interest rate cap contract. With respect to the Corridor Contract and any Distribution Date beginning on the Distribution
                                Date in November 2005 to and including the Distribution Date on which the Corridor
                                Contract terminates the amount payable by the Corridor Contract Counterparty under the
                                Corridor Contract will equal the product of (i) the excess, if any, of (x) the lesser of (A)
                                One-Month LIBOR (as determined by the Corridor
                                Contract Counterparty) and (B) the related
                                Maximum LIBOR Rate, over (y) the related LIBOR
                                Strike Rate, (ii) the lesser of (x) the related
                                Corridor Contract Notional Balance for such
                                Distribution Date and (y) the Class Certificate
                                Balance of the Class 1-A-1 Certificates
                                immediately prior to that Distribution Date, and (iii) (x) the actual number of days in the related interest accrual period divided by (y)
                                360.

Optional                     o  The terms of the transaction allow for an
Termination:                    option to terminate the Offered Certificates,
                                which may be exercised once the aggregate principal balance of the Mortgage Loans is 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the
                                "Optional Call Date").

Negative                     o  Since the Mortgage Loans are subject to
Amortization:                   negative amortization, the Senior Certificates
                                and the Subordinate Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each interest accrual period with respect to each mortgage loan will be offset by unscheduled principal collections for such period. Any negative amortization that is not offset by unscheduled principal collections will be accreted pro rata to the Senior
                                Certificates and the Subordinate Certificates based on the amount of interest due but not paid with regard to each such class.

Class 1-X-1                  o  Solely for purposes of determining
Certificates, Class 1-          distributions of principal and interest and the
X-2 Certificates, Class         allocation of realized losses and net deferred
1-X-3 Certificates,             interest on the mortgage loans, each of the
Class 2-X-1                     Class 1-X-1, Class 1-X-2, Class 1- X-3, Class
Certificates, Class 2-          2-X-1, Class 2-X-2 and Class M-X Certificates
X-2 Certificates and            will be comprised of two components: an
Class M-X Certificates          interest-only component with the notional
Components:                     balances and Pass-Through Rates described above
                                (the "Class 1-X-1 IO Component," "Class 1-X-2
                                IO Component," "Class 1-X-3 IO Component,"
                                "Class 2-X-1 IO Component," "Class 2-X-2 IO
                                Component," and "Class M-X IO Component,"
                                respectively) and a principal and interest
                                component (the ""Class 1-X-1P Component,"
                                "Class 1-X-2P Component," "Class 1-X-3P
                                Component," "Class 2-X-1P Component," "Class
                                2-X-2P Component," and "Class M-XP" Component,"
                                respectively) with a principal balance
                                (initially, zero) that will increase depending
                                on the amount of deferred interest allocated to
                                the Class 1-X-1 Certificates, Class 1-X-2
                                Certificates, Class 1-X-3 Certificates, Class
                                2-X-1 Certificates, Class 2-X-2 Certificates
                                and Class M-X Certificates, respectively. The
                                Pass-Through Rates with respect to the Class
                                1-X-1P Component, Class 1-X-2P Component, Class
                                1-X-3P and Class 2-X-1P, Class 2-X-2P Component
                                and Class M-XP Component will be equal to the
                                Group 1 Net WAC Rate, the Group 2 Net WAC Rate
                                and the Net WAC Rate, respectively.
-------------------------------------------------------------------------------











This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                              9

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Mortgage Pass-Through Certificates, Series 2005-62
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                          Transaction Overview (Cont.)
-------------------------------------------------------------------------------
Shifting Interest:           o  The Senior Certificates will be entitled to
                                receive 100% of the prepayments on the Mortgage
                                Loans on any Distribution Date during the first ten years beginning on the first Distribution
                                Date. Thereafter, the Senior Prepayment
                                Percentage can be reduced to the Senior
                                Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinated Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of the aggregate Class
                                Certificate Balance of the Subordinated
                                Certificates immediately prior to that
                                Distribution Date does not equal or exceed 50% and (ii) cumulative realized losses incurred on the Mortgage Loans do not exceed 30%, 35%, 40%,
                                45% or 50% of the aggregate Class Certificate
                                Balance of the Subordinated Certificates as of the closing date for each test date.

                             o Notwithstanding the foregoing, if after 3 years the current Subordinated Percentage is equal to two times the initial aggregate Subordinated Percentage and (i) the principal balance of Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of the aggregate Class Certificate Balance of the Subordinated Certificates immediately prior to that Distribution Date does not equal or exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed (a) on or prior to October, 2008, 20% or (b) after October, 2008, 30%, then the Senior Prepayment Percentage will equal the Senior Percentage.

                             o  If doubling occurs prior to the third
                                anniversary and the above delinquency and loss tests are met, then the Senior Prepayment Percentage equals the Senior Percentage plus 50% of the Subordinated Percentage.

Allocation of Losses:        o  Realized Losses on the Mortgage Loans will be
                                allocated to the most junior class of
                                Certificates outstanding beginning with the
                                Class B-5 Certificates, until the Certificate
                                Principal Balance of the Class B Certificates has been reduced to zero. Thereafter, Realized
                                Losses on the Mortgage Loans will be allocated to the Class M Certificates until reduced to zero and then the Class M-X Certificates until reduced to zero.

                             o Thereafter, Realized Losses on the Group 1 Mortgage Loans will be allocated sequentially as follows: first to the Class 1-A-2 Certificates until reduced to zero, and then to the Class 1-A-1 Certificates. Realized Losses on the Group 2 Mortgage Loans will be allocated sequentially as follows: first to the Class 2-A-4 Certificates until reduced to zero, second, to the Class 2-A-3 Certificates, and then, pro- rata, to the class Class 2-A-2 and Class 2-A-1 Certificates until reduced to zero.
-------------------------------------------------------------------------------






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                              10

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Alternative Loan Trust 2005-62                               [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-62
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                     DESCRIPTION OF THE GROUP 1 COLLATERAL
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
               SUMMARY OF THE GROUP 1 MORTGAGE LOANS
-------------------------------------------------------------------------------

Aggregate Principle Balance                $500,000,000         +/- 10%

Gross WAC                                  2.456%               +/- 10 bps
WAM                                        360                  +/- 2 months

WA LTV                                     75.52%               +/- 5%
Average Loan Balance                       $400,582             +/- 10,000

Percent Conforming Balance                 28.33%
Percent with 3 Year Pre-Payment Penalty    100%

Single Family                              63.98%               +/- 10%
Owner Occupied                             83.96%               +/- 10%

Average FICO                               689                  +/- 10

State Concentration                        California (62%)     +/- 10%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                     DESCRIPTION OF THE GROUP 2 COLLATERAL
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
               SUMMARY OF THE GROUP 2 MORTGAGE LOANS
-------------------------------------------------------------------------------

Aggregate Principle Balance                $1,117,233,442       +/- 10%

Gross WAC                                  2.545%               +/- 10 bps
WAM                                        360                  +/- 2 months

WA LTV                                     76.00%               +/- 5%
Average Loan Balance                       $437,195             +/- 10,000

Percent Conforming Balance                 24.28%
Percent with 1 Year Pre-Payment Penalty    100%

Single Family                              53.87%               +/- 10%
Owner Occupied                             69.91%               +/- 10%

Average FICO                               699                  +/- 10

State Concentration                        California (68%)     +/- 10%
-------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                              11

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Alternative Loan Trust 2005-62                               [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-62
-------------------------------------------------------------------------------


                    FOR ADDITIONAL INFORMATION PLEASE CALL:
                    ---------------------------------------


         -------------------------------------------------------------
                            Deutsche Bank Securities
         -------------------------------------------------------------

            WL ARM Trading
            --------------
            Adam Yarnold                    212-250-2669
            Kumarjit Bhattacharyya          212-250-2669

            MBS Banking
            -----------
            Susan Valenti                   212-250-3455
            Doug Nicholson                  212-250-0865

            MBS Analytics
            -------------
            Steve Lumer                     212-250-0115
            John Napoli                     212-250-0993
         -------------------------------------------------------------







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
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